SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 23, 2003


                          WILLIS GROUP HOLDINGS LIMITED
             (Exact name of Registrant as specified in its charter)

          BERMUDA                         001-16503             98-0352587
(Jurisdiction of incorporation        (Commission File         (IRS Employer
      or organization)                     Number)          Identification  No.)

                               Ten Trinity Square
                            London EC3P 3AX, England
                    (Address of principal executive offices)

      Registrant's telephone number, including area code: +44 20 7488 8111

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

    Exhibit No.            Exhibit Description
    -----------            -------------------
        99                 Press release dated July 23, 2003 announcing earnings
                           for the second quarter of 2003.

Item 9. Regulation FD Disclosure.

The following information and the information included in the press release attached hereto as Exhibit 99, is disclosed pursuant to Item 12 - Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216.

On July 23, 2003 Willis Group Holdings Limited (the "Registrant") issued a press release announcing its financial results for the second quarter of 2003. A copy of this press release is attached hereto as Exhibit 99 (information provided under Item 12 - Results of Operations and Financial Condition).

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 12 of Form 8-K and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liability under that Section. In addition, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Registrant under the Securities Act of 1933.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    WILLIS GROUP HOLDINGS LIMITED

                                    By:    /s/ Mary E. Caiazzo
                                        ------------------------------------
                                           Mary E. Caiazzo
                                           Assistant General Counsel

Date:  July 23, 2003